                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 15, 2002

                           KAISER ALUMINUM & CHEMICAL
                                   CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3605
                            (Commission File Number)

                                   94-0928288
                     (I.R.S. Employer Identification Number)

     5847 SAN FELIPE, SUITE 2600
           HOUSTON, TEXAS                                77057-3010
(Address of Principal Executive Offices)                 (Zip Code)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

Item 5.    Other Events

      On January 15, 2002, Kaiser Aluminum Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

           Exhibit 99.1:  Press release dated January 15, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2002
                                        KAISER ALUMINUM & CHEMICAL
                                        CORPORATION
                                           (Registrant)

                                              /s/ John T. La Duc
                                        By:   John T. La Duc
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1:   Press release dated January 15, 2002